UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2015 (April 27, 2015)

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 L Street, NW, Washington, DC	20005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 346-6500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Merger Agreement
On April 27, 2015, CoStar Realty Information, Inc. (“CoStar”), a wholly owned subsidiary of CoStar Group, Inc. (“CoStar Group”), Orange, LLC (“Merger Sub”), a wholly owned subsidiary of CoStar, Network Communications, Inc. (“NCI”), and Shareholder Representative Services LLC, entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, CoStar will acquire NCI, including its Apartment Finder business, for $170,000,000, subject to post-closing adjustments as provided in the Merger Agreement relating to NCI’s debt, transaction expenses and working capital (as adjusted, the “Merger Consideration”). Subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will be merged with and into NCI (the “Merger”), with NCI continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of CoStar. As a result of the Merger, each outstanding share of NCI common stock, other than shares with respect to which appraisal rights are properly exercised and not withdrawn, will be converted into the right to receive a pro rata portion of the Merger Consideration.
The completion of the Merger is subject to certain conditions, including, among others, (i) the adoption of the Merger Agreement by NCI’s shareholders, (ii) the absence of any law or order prohibiting the closing, and (iii) receipt of all material governmental approvals. Each of CoStar and NCI has made customary representations and warranties in the Merger Agreement. NCI has also agreed to various covenants and agreements, including, among others things, (i) not to solicit alternate transactions and (ii) to conduct its business in the ordinary course during the period between the date of the Merger Agreement and the effectiveness of the Merger and refrain from taking various non-ordinary course actions during that period.
The Merger Agreement may be terminated by each of CoStar and NCI under certain circumstances, including if the Merger is not consummated by July 26, 2015.
The foregoing description of the Merger Agreement is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were made solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, are not intended to provide factual, business, or financial information about the parties and may be subject to a contractual standard of materiality different from those generally applicable to shareholders or may have been used for purposes of allocating risk between CoStar and Merger Sub, on the one hand, and NCI and its shareholders, on the other hand, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in CoStar’s public disclosures.
Voting Agreement
In connection with the execution of the Merger Agreement, funds and accounts managed by Beach Point Capital Management LP that collectively hold approximately 68% of NCI’s outstanding common stock as of April 27, 2015 (each, a “Shareholder”), entered into a voting agreement, dated as of April 27, 2015 (the “Voting Agreement”), with CoStar pursuant to which, among other things, each Shareholder agreed to (i) vote its shares of NCI common stock in favor of approval of the Merger and against any action intended to interfere with the Merger and (ii) comply with certain restrictions on the disposition of such shares, subject to the terms and conditions contained therein. The Voting Agreement will terminate with respect to any Shareholder on the earlier of (i) the effective time of the Merger, (ii) the date of termination of the Merger Agreement, (iii) July 26, 2015, unless extended by mutual agreement of the parties to the Voting Agreement, and (iv) the date the Merger Agreement is amended without the consent of the Shareholder in a manner that has an adverse effect on the Shareholder.
The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Voting Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On April 29, 2015, CoStar Group, Inc. announced its financial results for the quarter ended March 31, 2015. The full text of the press release (the “Press Release”) issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in the Press Release shall be considered “furnished” pursuant to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any of the Registrant’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.        Description

Exhibit 2.1        Agreement and Plan of Merger, dated as of April 27, 2015, by and among CoStar Realty Information, Inc.,
Orange, LLC, Network Communications, Inc., and Shareholder Representative Services LLC (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K; a copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request).

Exhibit 10.1        Form of Voting Agreement, by and among CoStar Realty Information, Inc. and the funds and accounts managed by Beach Point Capital Management LP.

Exhibit 99.1        CoStar Group, Inc. Press Release Dated April 29, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By:
Date:	April 29, 2015	/s/ Brian J. Radecki

Name: Brian J. Radecki
Title: Chief Financial Officer

Exhibit Index

Exhibit 2.1        Agreement and Plan of Merger, dated as of April 27, 2015, by and among CoStar Realty Information, Inc.,
Orange, LLC, Network Communications, Inc., and Shareholder Representative Services LLC (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K; a copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request).

Exhibit 10.1        Form of Voting Agreement, by and among CoStar Realty Information, Inc. and the funds and accounts managed by Beach Point Capital Management LP.

Exhibit 99.1	CoStar Group, Inc. Press Release Dated April 29, 2015